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        AMENDMENT NO. 1 TO AMENDED AND RESTATED JOINT SERVICES AGREEMENT

         This Amendment No.1 to the Amended and Restated Joint Services Agreement between Cantor Fitzgerald, L.P., on behalf of itself and its direct and indirect, current and future, subsidiaries, other than eSpeed, Inc. and its direct and indirect, current and future, subsidiaries, and eSpeed, Inc., on behalf of itself and its direct and indirect, current and future subsidiaries, dated as of April 1, 2001 (the "JSA"), is made as of this 30th day of January 2002. Capitalized terms used herein and not defined herein shall have the meanings ascribed in the JSA.

         WHEREAS, the parties to the JSA desire to amend the JSA to provide for the sharing of transaction revenues for a new product.

         NOW THEREFORE, in consideration of the premises, mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Cantor Parties and the eSpeed Parties hereby agree as follows:

         1. Section 3(f) is hereby amended to add the following sentence at the end thereof.

"With respect to Information and Data revenues generated from any regulated futures or options contract(s) consisting of or related to Commodity Futures Trading Commission regulated futures or options contract(s) that are related to movies, music or any other aspect of the entertainment business and sponsored by CIH, or a subsidiary thereof, then the applicable eSpeed Party will receive the aggregate revenues resulting from the publication or sale of such Information and Data and will pay the applicable Cantor Party 65% of such revenues. "

         2. Section 4(A)(d) and 4(A)(e) are hereby amended by adding the following sentence at the end thereof to each.

"With respect to exchange fees on any regulated futures or options contract(s) consisting of or related to Commodity Futures Trading Commission regulated futures or options contract(s) that are related to movies, music or any other aspect of the entertainment business and sponsored by CIH, or a subsidiary thereof, the applicable eSpeed Party will receive the aggregate exchange fees and will pay to the applicable Cantor Party a fee equal to 50% of the exchange fees."

         3. Except as amended hereby, the Agreement remains in full force and effect.

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         IN WITNESS WHEREOF, the parties hereto have executed or caused this
Amendment No. 1 to be executed in their respective names by their respective officers thereunto duly authorized, as of the date first written above.


                                       CANTOR FITZGERALD, L.P.,
                                       on behalf of itself and its direct and
                                       indirect, current and future,
                                       subsidiaries, other than eSpeed, Inc.
                                       and its current and future, subsidiaries

                                       By: CF Group Management, Inc.,
                                       its Managing General Partner

                                       By: /s/ Howard W. Lutnick
                                           -------------------------------------
                                           Name:  Howard W. Lutnick
                                           Title: President


                                       ESPEED, INC.,
                                       on behalf of itself and its direct and
                                       indirect, current and future,
                                       subsidiaries

                                       By: /s/ Howard W. Lutnick
                                           -------------------------------------
                                           Name:  Howard W. Lutnick
                                           Title: Chairman, Chief Executive
                                                  Officer and President